UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TRI-TECH HOLDING INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRI-TECH HOLDING INC.

16TH FLOOR OF TOWER B, RENJI PLAZA NO. 101

JINGSHUN ROAD, CHAOYANG DISTRICT

BEIJING, PEOPLE’S REPUBLIC OF CHINA 100102

PROXY STATEMENT AND NOTICE OF

2010 ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Tri-Tech Holding Inc.	October 22, 2010 Beijing, China

To our shareholders:

It is my pleasure to invite you to our 2010 Annual Meeting of Shareholders on November 19, 2010, at 9:00 a.m., Eastern Time. The meeting will be held via webcast, which may be accessed at http://www.hawkassociates.com/profile/trit.cfm.

The matters to be acted upon at the meeting are described in the Notice of 2010 Annual Meeting of Shareholders and Proxy Statement. At the meeting, we will also report on the Company’s performance and operations during the fiscal year ended December 31, 2009 and respond to shareholder questions.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY. THANK YOU FOR YOUR SUPPORT.

By order of the Board of Directors,

/s/ Warren Zhao
Warren Zhao
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TRI-TECH HOLDING INC.

TIME:                                 9:00 a.m., Eastern Time, on November 19, 2010, via webcast

ITEMS OF BUSINESS:

(1)	To elect three Class I members, one Class II member and two Class III members of the Board of Directors, to serve terms expiring at the Annual Meeting of Shareholders in 2013, 2011 and 2012, respectively, or until a successor is duly elected and qualified;

(2)	To ratify the appointment of Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)	To transact any other business properly coming before the meeting.

WHO MAY VOTE:	You may vote if you were a shareholder of record on October 8, 2010.

ANNUAL REPORT:	A copy of our 2009 Annual Report on Form 10-K is enclosed.

DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about October 22, 2010.

By order of the Board of Directors,
/s/ Warren Zhao
Warren Zhao,
Chairman and Chief Executive Officer

ABOUT THE 2010 ANNUAL MEETING OF SHAREHOLDERS

What am I voting on?

You will be voting on the following:

(1)	The election of three Class I members, one Class II member and two Class III members of the Board of Directors, to serve terms expiring at the Annual Meeting of Shareholders in 2013, 2011 and 2012, respectively, or until a successor is duly elected and qualified;

(2)	The ratification of the appointment of Bernstein & Pinchuk LLP (“B&P”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)	The transaction of any other business properly coming before the meeting.

Who is entitled to vote?

You may vote if you owned ordinary shares of the Company as of the close of business on October 8, 2010. Each ordinary share is entitled to one vote. As of October 8, 2010, we had 8,051,833 ordinary shares outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1)	By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2)	By phone, at 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions; or

(3)	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

If you are a shareholder of record, you may vote your shares at the meeting if you join the webcast meeting. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to join the webcast meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 11:59 p.m., Eastern Time, on November 18, 2010, (3) voting again via the telephone prior to 11:59 p.m., Eastern Time, on November 18, 2010, or (4) voting at the meeting if you are a registered shareholder or have followed the necessary procedures required by your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the Class I, Class II and Class III director nominees; (2) FOR the ratification of B&P as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and (3) in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your ordinary shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact your bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must join the webcast meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of B&P as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 is considered a routine matter for which brokerage firms may vote without specific instructions. However, election of directors is no longer considered a routine matter for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of the Company’s ordinary shares as of October 8, 2010. Shareholders may access the webcast at http://www.hawkassociates.com/profile/trit.cfm.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you join the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, one-third of our outstanding ordinary shares as of October 8, 2010 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How many votes are needed to approve the Company’s proposals?

Proposal 1. The nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” each of the nominees for director unless a properly executed proxy card is marked “Withhold” as to a particular nominee or nominees for director.

Proposal 2. The ratification of the appointment of B&P as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 requires that a majority of the votes cast at the meeting be voted “For” the proposal. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted.

PROPOSAL ONE

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director in each Class follows. You are asked to vote for the nominees to serve as Class I, II and III members of the Board of Directors. The candidates for the Board have consented to serve if elected. The terms of the current Class II members of the Board continue until 2011 and the terms of the current Class III members of the Board of Directors continue until 2012.

Nominees for election as Class I members of the Board of Directors to serve three year terms expiring in 2013:

Robert W. Kraft

Independent Director

Age – 59

Director since 2009

Mr. Kraft has been a Director of our Company since 2009. Mr. Kraft is the Chairman and financial expert of the audit committee of the board of directors. Mr. Kraft is the Chairman, Chief Executive Officer and a founding partner of First Pathway Partners, LLC, an investment fund manager that qualifies foreign citizens for United States citizenship under the U.S. Homeland Security EB5 Immigration Program. Mr. Kraft also currently serves as the Chairman, President and CEO of PSA, North America, LLC, a consultancy focused on China. Mr. Kraft was the founder, President and CEO of Openfirst, a national provider of direct mail, statement processing, electronic messaging, and database management services for Fortune 1000 companies that was sold in 2006. Mr. Kraft also serves on the Boards of RBP Chemical, First Edge Solutions, Pacific Strategies & Assessments-Asia, United Community Center, University of Wisconsin-Madison’s China Leadership Board, and the Metropolitan Milwaukee Association of Commerce, where he is Co-Chair of the China Business Council. Mr. Kraft has a bachelor’s degree in Business Administration from John Carroll University in Cleveland, Ohio. Mr. Kraft was chosen as a director because of his leadership experience and financial background and experience.

Peter Zhuo

Independent Director

Age – 38

Mr. Zhuo has over 16 years of financial and accounting work experience. From June 2007 through the present, Mr. Zhuo has been serving as vice president and chief accounting officer of Vanceinfo Technology Inc. (NYSE Arca: VIT). From 2005 to 2006, he was the chief financial officer of Ebis Company Limited, a China based IT company. From 2004 to 2005, Mr. Zhuo worked as a controller at Morgan Stanley Properties (China) Co. Ltd. From 1994 to 2004, Mr. Zhuo was an auditor with Arthur Andersen’s Beijing and Sydney offices, and PriceWaterhouseCoopers Beijing office. He is a China Certified Public Accountant and also passed the U.S CPA examination and China Bar examination. He obtained a bachelor’s degree with a major in international accounting from the Central University of Finance & Economics in China, and a Master of Law degree from the University of Southern California, Gould School of Law. Mr. Zhuo has been chosen as a director nominee because of his accounting experience and his public company leadership experience.

Da-Zhuang Guo, Ph.D.

Independent Director

Age – 55

Dr. Guo has over 15 years of senior level management experience in the Asia Pacific region. From 2006 to the present, Dr. Guo has served as the General Manager of Net Beat Group Limited, an energy and utilities consulting company. From 2003 to 2006, Dr. Guo served as the Asia Pacific Regional Manager for Advantica Ltd., an international engineering consulting and solutions company in the energy and utilities industry. From 2000 to 2003, Dr. Guo served as the Greater China Chief Representative for LogicaCMG Pty Ltd, one of the world’s largest service and system integration companies. Dr. Guo earned his bachelor’s degree in engineering and control instruments from the Beijing University of Chemical Technology and his Ph.D. in computer aided process engineering for chemical engineering from the University of Queensland, Australia. Dr. Guo has been chosen as a director nominee because of his extensive experience in consulting, sales, and service management for simulation, SCADA and control systems for the energy and utility industries.

Nominee for election as a Class II member of the Board of Directors to serve a term expiring in 2011:

Peter Dong

Chief Financial Officer

Age – 42

Mr. Dong is our Chief Financial Officer. Mr. Dong has been our CFO since 2006. From 2001 through 2005, Mr. Dong was the Director of South West Securities Company and Wan Lian Securities Company. From 1994 to 2000, Mr. Dong was director of the equity department and asset management department of SinoChem. From 1991 through 1993, Mr. Dong engaged in research and development of large testing and controlling systems at Beijing Test Control Technology Institute of Aeronautics Ministry Mr. Dong has over 15 years of investment, financing and management experience in the technology and securities industries in China. Mr. Dong earned his bachelor’s degree in computer science from Nanjing University of Aeronautics and Astronautics and his master’s degree in economics from Renmin University of China. Mr. Dong has been chosen as a director nominee because of his financial experience and because he is an experienced member of our management team with an in-depth awareness of our financial capabilities.

Incumbent Class II members of the Board of Directors whose terms continue to 2011:

Dr. Peiyao Zhang

Independent Director

Age – 65

Director since 2009

Dr. Zhang has been a Director of our Company since 2009. Dr. Zhang is the Chairman of the nominating committee of the board of directors. Dr. Zhang served as the Deputy Director of the SINOPEC Petrochemical Science and Engineering Research Institute from 1999-2005, where he was responsible for technical license management. Prior to his work with SINOPEC, from 1994-1998, Dr. Zhang served as the Deputy Director and Chief Engineer of the SINOE Department of Developing and Planning, where he directed over forty joint venture projects. Prior to SINOE, from 1992-1993, Dr. Zhang served as the Deputy Bureau Chief of Foreign Affairs for SINOPEC, as well as the Deputy Director of Research and Development for SINOPEC from 1990-1992. Dr. Zhang has also served as a Director and Senior Engineer for the Yanshan Petrochemical Research Institute, specializing in catalyst research and development, from 1985-1990. Prior to Yanshan, Dr. Zhang was an engineer at the Beijing Yanshan Petrochemical Co. from 1974-1983 and a technician at the Jinxi Chemical Plant from 1968-1973. Dr. Zhang received a bachelor’s degree from Tsinghua University in 1967 and a Ph.D in chemical engineering from the Sweden Royal Institute of Technology in 1988. Dr. Zhang is a visiting scholar at the Sweden Royal Institute of Technology and was awarded the 1994 National Outstanding Scholar Award by the Chinese Government. Dr. Zhang has been chosen as a director because we believe we can benefit from his engineering and leadership experience.

Dr. Xiaoping Zhou

Independent Director

Age – 46

Director since 2009

Dr. Zhou has been a Director of our Company since 2009. Dr. Zhou is the Chairman of the compensation committee of the board of directors. Dr. Zhou currently serves as the Senior Hydrologist for the resources, groundwater resources, surface water resources, and environmental resources departments at the Southern Nevada Water Authority. He is responsible for conducting hydrologic and hydrogeologic studies and surface and groundwater quality monitoring. He is also currently an adjunct professor in the Department of Geosciences at the University of Nevada, Las Vegas. Prior to the SNWA, from 1998-2001, Dr. Zhou served as a Research Hydrogeologist at the UNLV Harry Reid Center for Environmental Studies. Prior to the Harry Reid Center, in 1998, Dr. Zhou was a Project Geologist with Group Alpha, Inc. Prior to Group Alpha, from 1996-1998, Dr. Zhou was an

Engineering Geologist and Laboratory Manager for Construction Testing and Engineering, Inc., where he conducted geotechnical investigations and environmental site assessments. Dr. Zhou received a bachelor’s degree and a M.S. in Geology from Nanjing University. He also received a M.S. in Geosciences and a Ph.D. in Hydrogeology from UNLV. Dr. Zhou has been chosen as a director because we believe his experience as a hydrologist will benefit our company.

Nominees for election as Class III members of the Board of Directors to serve terms expiring in 2012.

Phil Fan

Co-President

Age – 45

Mr. Fan is our President. Mr. Fan was one of the founders of our company in 2003. Prior to founding our company, Mr. Fan provided technical, engineering and management services in several U.S. engineering firms, including Black and Veatch, Parsons Brinckerhoff, Inc. and Chastain-Skillman, Inc. From 2003 through 2005, Mr. Fan was the Asia Regional Sales Manager for Met-Pro Corporation. Mr. Fan earned his bachelor’s and master’s degrees in environmental engineering from Hunan University and a master’s degree in civil engineering from Louisiana State University. Mr. Fan has been a registered professional engineer in the United States since 2001. Mr. Fan has been chosen as a director nominee because he is one of the founders of our company and a key member of our management team with extensive engineering and management experience.

Gavin Cheng

Co-President

Age – 47

Mr. Cheng was appointed as Co-President of our company, effective August 19, 2010. Mr. Cheng founded Beijing Satellite Science & Technology Co. (“BSST”) in 1994 and served as its president until BSST was acquired by our company on August 6, 2010. Prior to founding BSST, Mr. Cheng worked in research and development and project management at the Beijing Test & Control Technology Institute of the Aeronautics Ministry from 1987 to 1993. Mr. Cheng graduated from the Nanjing University of Aeronautics and Astronautics in 1987 with Bachelor of Engineering and Master of Engineering degrees. He also received his Executive MBA degree from Peking University in 2001. Mr. Cheng has been chosen as a director nominee because of his extensive experience in the water resource and industrial pollution control industry.

Incumbent Class III member of the Board of Directors whose term continues to 2012:

Warren Zhao

Chairman and Chief Executive Officer

Age – 44

Director since 2002

Mr. Zhao is our Chairman and Chief Executive Officer. He is also the president of our subsidiary, TTB, and one of our VIEs, Tranhold. Mr. Zhao was one of the founders of our company in 2002. Prior to founding our company, Mr. Zhao established Beijing Tranhold Automatic Control Systems and served as its general manager in 1994. From 1988 through 1993, Mr. Zhao was the manager of the research and development department at Beijing Test Control Technology Institute of Aeronautics Ministry. Mr. Zhao earned his bachelor’s and master’s degrees in engineering from Northwest China Polytechnic University. Mr. Zhao has been chosen as a director because he is one of the founders and the leader of our company and because we believe we can benefit from his guidance and experience in the industry.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors, director nominees or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Related Party Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Related Party Transactions

Founders’ Shares Subject to Redemption

Our company was valued on a forward-looking basis for purposes of our initial public offering. Valuing a company on a forward-looking basis is subject to a number of risks, including the possibility that the company will not achieve the projected income levels and that world markets may not maintain the same valuation for companies in general in the future. In order to mitigate some of this risk, each of the founders of our company placed, on a pro rated basis, an aggregate of 340,000 ordinary shares into escrow. Such escrowed shares are referred to as the “Founders’ Shares”. The Founders’ Shares were to remain in escrow with SunTrust Bank pending the filing of our company’s Form 10-K for the year ending December 31, 2009. We exceeded our after-tax earnings target of $0.7205 per ordinary share for the year ended December 31, 2009. As such, the Founders’ Shares were released from escrow upon the filing of our 10-K for the year ended December 31, 2009.

Future Related Party Transactions

In the future, the Audit Committee of our Board of Directors must approve all related party transactions. All material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties. Related party transactions that we have previously entered into were not approved by independent directors, as we had no independent directors at that time.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Mr. Warren Zhao currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Zhao simply holds both positions at this time. The Board of Directors believes that Mr. Zhao’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Zhao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company that recently became listed on a public exchange; as such we deem it appropriate to be able to benefit from the guidance of Mr. Zhao as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE

CLASS I, II AND III NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF BERNSTEIN & PINCHUK LLP

(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of B&P as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The Audit Committee of the Board of Directors has appointed B&P to serve as the Company’s fiscal 2010 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of B&P be ratified by shareholders.

Has the Company changed its independent registered public accounting firm during its two most recent fiscal years?

The Company’s independent registered public accounting firm for the fiscal years ending December 31, 2009 and 2008 was Mao & Company, CPAs, Inc. (“MaoCo”). On April 21, 2010, the Chairman of the Audit Committee of the Board of Directors received notice from MaoCo indicating that MaoCo did not intend to stand for reappointment as the Company’s independent registered public accountant for the year ending December 31, 2010 and accordingly resigned effective April 21, 2010.

MaoCo’s audit reports on the financial statements of the Company for fiscal 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. While MaoCo made the decision to resign and not to stand for reappointment as the Company’s independent registered public accountant, the Board of Directors of the Company unanimously approved the change of independent registered public accountant to B&P on April 23, 2010.

During fiscal 2009 and 2008 and through the date of MaoCo’s resignation, the Company had no disagreements with MaoCo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaoCo, would have caused MaoCo to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods. Additionally, during fiscal 2009 and 2008 and through the date of MaoCo’s resignation, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

On April 23, 2010, the Company engaged B&P as its independent registered public accounting firm to audit its financial statements. The decision to engage B&P was recommended by the Audit Committee of the Company’s Board of Directors and was then unanimously approved by the Company’s Board of Directors present at a Board meeting called for such purpose. During fiscal 2009 and 2008 and through the date of the engagement of B&P, the Company did not consult with B&P regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in

Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Prior to the engagement of B&P, B&P did not provide the Company with any written or oral advice that B&P concluded was an important factor considered by the Company in reaching any decision as to any accounting, auditing or financial reporting issue.

What services does B&P provide?

Audit services provided by B&P for fiscal 2010 included the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC. In addition, B&P provides certain services relating to the Company’s quarterly reports.

Will a representative of B&P be present at the meeting?

No representative of B&P or MaoCo will be present at the meeting.

What if this proposal is not approved?

If the appointment of B&P is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF

BERNSTEIN & PINCHUK LLP AS THE COMPANY’S FISCAL 2010 INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

What if a nominee is unwilling or unable to serve?

The nominees listed in the Proxy Statement have agreed to serve as a directors, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

Employee directors do not receive any compensation for their services. Non-employee directors are entitled to receive $10,000/¥48,000 per year for serving as directors and may receive option grants from our company. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended, up to a maximum of $6,000 per meeting or $12,000 per year.

Summary Director Compensation Table FY 2009

Name	Director Fees earned or paid in cash	Option Awards(1)	Total(2)
Warren Zhao(3)	$0	$556,504	$556,504
Robert Kraft(4)	$0	$21,280	$21,280
Peiyao Zhang(5)	$0	$10,590	$10,590
Xiaoping Zhou(4)	$0	$10,590	$10,590
David Hu	$0	$421,394	$421,394

(1)

On September 9, 2009, share options were awarded to directors as follows: 157,650 share options to Warren Zhao, 119,375 share options were awarded to David Hu, 3,000 share options were awarded to Xiaoping Zhou, 3,000 share options were awarded to Peiyao Zhang, and 6,000 share options were awarded to Robert Kraft. Such options have a grant date fair value of $3.53 per option.

(2)	None of the directors received any ordinary share awards, nonqualified deferred compensation earnings or non- equity incentive plan compensation in fiscal year 2009.
(3)	Mr. Zhao received payment in his capacity as an officer of our company and/or subsidiaries/affiliates but did not receive any compensation for serving as a director of our company.
(4)	Messers. Kraft and Zhou did not become directors until 2009 and did not receive any payment in 2009.
(5)

Mr. Zhang did not become a director until 2009 and did not receive any payment for director fees in 2009. Mr. Zhang previously received compensation as a consultant to our board which is not reflected in the above amounts. Such consulting compensation amounted to $1,728 in 2008.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Nominating Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Nominating Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Nominating Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Nominating Committee’s charter is available on the Company’s website at www.tri-tech.cn under Investor Relations and in print upon request. The Nominating Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Nominating Committee independent?

Yes. All members of the Nominating Committee have been determined to be independent by the Board of Directors.

How does the Nominating Committee identify and evaluate nominees for director?

The Nominating Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Nominating Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting. The Nominating Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Nominating Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the nominating committee does consider diversity of opinion and experience when nominating directors.

What are the Nominating Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Nominating Committee will consider all candidates recommended by shareholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Tri-Tech Holding Inc., 16th Floor of Tower B, Renji Plaza No. 101, Jingshun Road, Chaoyang District, Beijing, People’s Republic of China 100102:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

•	the written consent of the candidate to serve as a director of the Company, if elected;

•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

If the candidate is to be evaluated by the Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Nominating Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

•	A director must have a record of professional accomplishment in his or her chosen field; and

•	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Nominating Committee consider?

The Nominating Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors

c/o Secretary

Tri-Tech Holding Inc.

16th Floor of Tower B, Renji Plaza No. 101

Jingshun Road, Chaoyang District

Beijing, People’s Republic of China 100102

Does the Company have a Code of Business Ethics and Conduct?

The Company has adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Business Ethics and Conduct is available on the Company’s web site at www.tri-tech.cn and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Business Ethics and Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the Board meet in fiscal 2009?

The Board of Directors met a total of 2 times, including 1 regularly scheduled meeting and 1 special meeting, during fiscal 2009. The Compensation Committee, the Audit Committee and the Nominating Committee each met 2 times during fiscal 2009. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?

During fiscal 2009, the Board of Directors had standing Audit, Nominating, and Compensation Committees. The members of each of the Committees as of October 8, 2010, their principal functions and the number of meetings held during the fiscal year ended December 31, 2009 are shown below.

Compensation Committee

The members of the Compensation Committee are:

Dr. Xiaoping Zhou, Chairman

Dr. Peiyao Zhang

Robert W. Kraft

The Compensation Committee held 2 meetings during the fiscal year ended December 31, 2009. The Compensation Committee’s charter is available on the Company’s website at www.tri-tech.cn under Investor Relations and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the Board of Directors concerning executive management organization matters generally;

•

In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers;

•	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee are:

Robert W. Kraft, Chairman

Dr. Xiaoping Zhou

Dr. Peiyao Zhang

The Audit Committee held 2 meetings during the fiscal year ended December 31, 2009. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Kraft qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statement of the Company;

•

Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•

Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

•

Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•	Review accounting and financial human resources and succession planning within the Company;

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Nominating Committee

The members of the Nominating Committee are:

Dr. Peiyao Zhang, Chairman

Robert W. Kraft

Dr. Xiaoping Zhou

The Nominating Committee had 2 meetings during the fiscal year ended December 31, 2009. All members of the Nominating Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Nominating Committee undertakes to:

•

Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

•	Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

•	Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

•	Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

•

Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

•	Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Secretary, Tri-Tech Holding Inc., 16th Floor of Tower B, Renji Plaza No. 101, Jingshun Road, Chaoyang District, Beijing, People’s Republic of China 100102. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

EMPLOYMENT AGREEMENTS WITH THE COMPANY’S

NAMED EXECUTIVE OFFICERS

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Our employment agreements with our executive officers generally provide for a term of five years and a salary to be paid monthly. The agreements also provide that executive officers are to work an average of forty hours per week and are entitled to all legal holidays as well as other paid leave in accordance with PRC laws and regulations and our internal work policies. Under such agreements, our executive officers can be terminated for cause without further compensation. The employment agreements also provide that we will pay for all mandatory social security programs for our executive officers in accordance with PRC regulations. During the agreement and for two (2) years afterward, our executive officers are required to keep trade secrets confidential.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to or earned by (i) our Chief Executive Officer, and (ii) the Company’s two other most highly compensated executive officers earning at least $100,000 (collectively, the “Named Executive Officers”) during each of the Company’s last two fiscal years.

Name and principal position	Year	Salary	Bonus	Option Awards(1)		All Other Compensation	Total
Warren Zhao,	2009	$19,355	$29,800	$556,505	(1)	$—	$605,660
Principal Executive Officer	2008	$12,958	$25,917	$—		$—	$38,875
Peter Dong,	2009	$14,076	$31,615	$278,252	(2)	$—	$323,943
Chief Financial Officer(4)	2008	$14,076	$0	$—		$—	$14,076
Phil Fan,	2009	$48,000	$0	$185,502	(3)	$—	$233,502
Co-President(4)	2008	$48,000	$0	$—		$—	$48,000

(1)	On September 9, 2009, 157,650 share options were awarded to Warren Zhao. One fifth of these options vested on the first anniversary of the grant date.
(2)	On September 9, 2009, 78,825 share options were awarded to Peter Dong. One fifth of these options vested on the first anniversary of the grant date.
(3)	On September 9, 2009, 52,550 stock options were awarded to Phil Fan. One fifth of these options vested on the first anniversary of the grant date.
(4)	Did not qualify as named executive officers in 2008, and would not qualify as named executive officers in 2009, but for option awards which have a grant date value in excess of $100,000.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised options		Option Exercise Price ($)	Option Expiration Date ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Warren Zhao, Principal Executive Officer	157,650	(1)	$6.75	September 9, 2019	157,650	(1)	$3,216,060	(2)
Peter Dong, Principal Financial Officer	78,825	(1)	$6.75	September 9, 2019	78,825	(1)	$1,608,030	(3)
Phil Fan, President	52,550	(1)	$6.75	September 9, 2019	52,550	(1)	$1,072,020	(4)

(1)	The options granted to Mr. Zhao, Mr. Dong and Mr. Fan under an equity incentive plan, did not begin to vest until September 9, 2010, when they began to vest at a rate of 20 percent (20%) per year.
(2)	$3,216,060 = 157,650 x $20.40 (closing price on December 31, 2009).
(3)	$1,608,030 = 78,825 x $20.40 (closing price on December 31, 2009).
(4)	$1,072,020 = 52,550 x $20.40 (closing price on December 31, 2009).

AUDIT COMMITTEE REPORT AND FEES PAID TO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who served on the Audit Committee of the Board of Directors during fiscal year 2009?

The members of the Audit Committee as of December 31, 2009 were Robert W. Kraft, Dr. Peiyao Zhang and Dr. Xiaoping Zhou. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Kraft, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.tri-tech.cn under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2009, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of the Company’s independent registered public accounting firm, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Committee under its charter. The Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2009?

The Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management; and

•

discussed with MaoCo, the Company’s independent registered public accounting firm for the 2009 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from MaoCo and B&P the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with MaoCo and B&P their independence. The Audit Committee has concluded that MaoCo and B&P are independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2009?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2009.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2009?

The Audit Committee has reviewed and discussed the fees paid to MaoCo during 2009 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with MaoCo’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Who prepared this report?

This report has been furnished by the members of the Audit Committee as of December 31, 2009:

Robert W. Kraft, Chairman

Dr. Xiaoping Zhou

Dr. Peiyao Zhang

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

During fiscal 2009 and 2008, the Company paid MaoCo’s fees in the aggregate amount of $87,848 and $65,904, respectively, for the annual audit of our financial statements and the quarterly reviews of the financial statements.

Audit Related Fees

During fiscal 2009 and 2008, the Company paid MaoCo $120,786 and $0, respectively, for audit-related services. These services consisted of assurance and related services that were reasonably related to the performance of the audit and reviews of our financial statements and are not included in “Audit Fees” above. The services provided by our accountants within this category consisted of advice relating to SEC matters and the filing of our registration statement and amendments thereto.

Tax Fees

During fiscal 2009 and 2008, the Company paid MaoCo $0 and $0, respectively, for tax services.

All Other Fees

Aggregate fees billed for all other services rendered by MaoCo for fiscal 2009 and 2008 were $0 and $0, respectively.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information with respect to beneficial ownership of our ordinary shares as of October 8, 2010 by:

•	Each person who is known by us to beneficially own more than 5% of our outstanding ordinary shares;

•	Each of our directors and named executive officers; and

•	All directors and named executive officers as a group.

The number and percentage of ordinary shares beneficially owned is based on 8,135,913 ordinary shares, which includes 8,051,833 ordinary shares outstanding as of October 8, 2010 plus 84,080 options which vested on September 9, 2010. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our ordinary shares. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of ordinary shares beneficially owned by a person listed below and the percentage ownership of such person, ordinary shares underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of October 8, 2010 are deemed outstanding. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all ordinary shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of Tri-Tech Holding Inc., 16th Floor of Tower B, Renji Plaza No. 101, Jingshun Road, Chaoyang District, Beijing, People’s Republic of China 100102. As of October 8, 2010, we had 10 shareholders of record.

	Amount of Beneficial Ownership(1)	Percentage Ownership(2)
Warren Zhao, Principal Executive Officer and Director(3)	1,186,905	14.6%
Peter Dong, Principal Financial and Accounting Officer(4)	1,564,323	19.2%
Phil Fan, Co-President(5)	259,360	3.2%
David Hu, Director(6)	1,323,583	16.3%
Peiyao Zhang, Director(7)	600	* %
Xiaoping Zhou, Director(7)	600	* %
Robert W. Kraft, Director(8)	1,200	* %
Directors and Executive Officers as a Group (7 people)(9)	3,036,863	37.3%
Tranhold Investment Inc.	1,155,375	14.2%
Yanyu Investment Inc.	1,299,708	16.0%

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the ordinary shares.
(2)

The number of our ordinary shares outstanding used in calculating the percentage for each listed person includes the ordinary shares underlying vested options held by each person but does not include the ordinary shares underlying unvested options.

(3)	Mr. Zhao has the sole power to direct the voting of the 1,155,375 shares held by Tranhold Investment Inc. Includes 31,530 vested options to purchase ordinary shares.
(4)

Mr. Dong has (i) the sole power to direct the voting of the 248,850 shares held by FLYY Investment Inc. and (ii) shared power to direct the voting of the 1,299,708 ordinary shares held by Yanyu Investment Inc. Includes 15,765 vested options to purchase ordinary shares.

(5)	Mr. Fan has the sole voting power to direct the voting of the 248,850 shares held by Allied Investment Consultation Inc. Includes 10,510 vested options to purchase ordinary shares.
(6)

Mr. Hu has the shared power to direct the voting of the 1,299,708 shares held by Yanyu Investment Inc. Mr. Hu shares this voting power with 17 other individual owners of the equity of Yanyu’s shareholders, WTECH Holding Inc. and STECH Holding Inc. Includes 23,875 vested options to purchase ordinary shares.

(7)	Includes 600 vested options to purchase ordinary shares.
(8)	Includes 1,200 vested options to purchase ordinary shares.
(9)

One or more of our directors and executive officers have (i) the sole power to direct the voting of the (a) 248,850 shares held by FLYY Investment Inc., (b) the 1,155,375 shares held by Tranhold Investment Inc. and (c) the 248,850 shares held by Allied Investment Consultation Inc. and (ii) shared power to direct the voting of the 1,299,708 shares held by Yanyu Investment Inc.

GENERAL

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended December 31, 2009 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s ordinary shares. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that all reports were timely made.

Availability of Form 10-K to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Tri-Tech Holding Inc., 16th Floor of Tower B, Renji Plaza No. 101, Jingshun Road, Chaoyang District, Beijing, People’s Republic of China 100102, by calling +86 (10) 5732-3666 or via the Internet at www.tri-tech.cn.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by June 24, 2011. All written proposals should be submitted to: Secretary, Tri-Tech Holding Inc., 16th Floor of Tower B, Renji Plaza No. 101, Jingshun Road, Chaoyang District, Beijing, People’s Republic of China 100102.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

TRI-TECH HOLDING INC. 16TH FLOOR OF TOWER B RENJI PLAZA NO. 101 JINGSHUN ROAD, CHAOYANG DISTRICT BEIJING, PEOPLE’S REPUBLIC OF CHINA 100102	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Tri-Tech Holding Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tri-Tech Holding Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M27721-P01860	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

TRI-TECH HOLDING INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.
Vote On Directors		☐	☐	☐
1.	ELECTION OF DIRECTORS
Nominees:
	01) Robert W. Kraft	04) Peter Dong
	02) Da-Zhuang Guo, Ph.D.	05) Gavin Cheng
	03) Peter Zhuo	06) Phil Fan

Vote On Proposals						For	Against	Abstain
2.	Proposal to ratify the appointment of Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.					☐	☐	☐

3.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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M27722-P01860

TRI-TECH HOLDING INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 19, 2010

The shareholder(s) hereby appoint(s) Warren Zhao as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Tri-Tech Holding Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Time on November 19, 2010, via webcast, and any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.